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                    AMENDMENT TO COPYRIGHT SECURITY AGREEMENT

         This Amendment to Copyright Security Agreement (this "Amendment") is dated as of the 31st day of January, 1997 and is by and among Mrs. Fields' Original Cookies, Inc., a Delaware corporation (with its successors, the "Store Company"), Mrs. Fields Cookies Australia, a Utah corporation, Fairfield Foods Inc., a New Jersey corporation, Mrs. Fields' Other Names, Inc., a Delaware corporation (each individually, a "Grantor" and collectively, the "Grantors") and The Bank of New York, as collateral agent pursuant to that certain Amended and Restated Collateral Agency Agreement of even date herewith (the "Collateral Agent").

                                               W I T N E S S E T H:

         WHEREAS, the parties hereto are all of the parties to that certain Security Agreement, dated as of September 18, 1996, as amended by that certain Amendment to Security Agreement of even date herewith, and that certain Copyright Security Agreement (other than Mrs. Fields' Other Names, Inc.), dated as of September 18, 1996; and

         WHEREAS, the parties are entering into that certain Amendment to Security Agreement of even date herewith pursuant to which such Security Agreement is being amended in certain respects and, in connection therewith, also desire to amend such Copyright Security Agreement in certain respects, as more fully set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1.  AMENDMENTS.

         (a) Mrs. Fields' Other Names, Inc. is hereby made a party to the Copyright Security Agreement and hereby grants, with respect to the assets of Mrs. Fields' Other Names, Inc., the security interests contemplated therein, as amended herein, in favor of the Collateral Agent.

         (b) The definition of "Agreement" set forth in the first line of the Copyright Security Agreement is hereby amended to mean such Copyright Security Agreement as amended by this Amendment to Copyright Security Agreement and as the same may be further amended, restated, modified or supplemented and in effect from time to time.

         (c) The definition of "Security Agreement" is hereby amended and restated in its entirety to mean and refer to:

         "that certain Security Agreement, dated as of September 18, 1996, by and among Mrs. Fields' Original Cookies, Inc., a Delaware corporation, Mrs. Fields Cookies Australia, a Utah corporation, Fairfield Foods
         Inc., a New Jersey corporation, Mrs. Fields' Other Names, Inc., a Delaware corporation (each individually, a "Grantor" and collectively, the "Grantors") and The Bank of New York, as collateral agent pursuant to that certain Amended and Restated Collateral Agency Agreement dated as of January 31, 1997, as amended by that certain Amendment to Security Agreement dated as of January 31, 1997 and as the same may be further amended, restated, modified or supplemented and in effect from time to time"

         (d) The first WHEREAS clause of the Copyright Security Agreement is hereby amended and restated in its entirety as follows:

                  "WHEREAS, the Store Company and Chocamerican, Inc., a Delaware corporation ("Chocamerican"), The Prudential Insurance Company of America a New Jersey mutual insurance company ("Prudential"), Principal Mutual Life Insurance Company, an Iowa corporation ("Principal"), Pruco Life Insurance Company, an Arizona corporation ("Pruco"), Contrarian Capital Advisors, L.L.C., a Delaware limited liability company, as agent ("Contrarian"), Mrs. Fields Inc., a Delaware corporation ("MFI") and Mrs. Fields Holding Company, Inc., a Delaware corporation
         ("Holding") have entered into that certain Senior Note and Senior Subordinated Note Agreement dated as of September 18, 1996 (as it may be amended, restated, modified or supplemented and in effect from time to time, the "Note Agreement"), and the Store Company and LaSalle National Bank, a national banking association ("LaSalle") are entering into that certain Loan Agreement dated as of January 31, 1997 (as it may be amended, restated, modified or supplemented and in effect from time to time, the "Loan Agreement") (collectively, Chocamerican, Prudential, Principal, Pruco, Contrarian, MFI, Holding and LaSalle, together with their respective successors and assigns, are collectively referred to herein as the "Lenders");"

         (e) Section 1.a of the Copyright Security Agreement is hereby amended and restated in its entirety as follows:

                  "a. As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby grants to the Secured Party a security interest in all of each Grantor's right, title and interest in the Copyrights, whether now owned or existing or hereafter acquired or arising, and wherever located, except such of the Copyrights as such Grantor is prohibited by law or by any contract or agreement entered into prior to September 18, 1996 from granting a security interest in; provided, however, that the security interest in each Grantor's
         Copyrights created hereunder shall be subject to the rights of licensees or franchisees in such Copyrights (whether existing as of the date hereof or arising after the date hereof) to the same extent as each Grantor's rights are so subject."

         2.  MISCELLANEOUS.

         (a) Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

         (b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

         (d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (e) References. From and after the date of execution of this Amendment, any reference to the Copyright Security Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f)  Continued   Effectiveness.   The  Copyright   Security   Agreement
(including the schedules thereto), as amended hereby, remains in full force and effect and is hereby reaffirmed in all respects.

[Balance of page left intentionally blank; signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Amendment to Copyright Security Agreement as of the date first set forth above.



                                    MRS. FIELDS' ORIGINAL COOKIES, INC.


                      By:/s/Herbert S. Winokur
                      Name:Herbert S. Winokur
                      Title:President



                                    MRS. FIELDS COOKIES AUSTRALIA, INC.


                      By:/s/Herbert S. Winokur
                     Name:Herbert S. Winokur
                      Title:President



                                    FAIRFIELD FOODS, INC.


                      By:/s/Herbert S. Winokur
                     Name:Herbert S. Winokur
                      Title:President



                                    MRS. FIELDS' OTHER NAMES, INC.


                      By:/s/Herbert S. Winokur
                      Name:Herbert S. Winokur
                      Title:President



                    THE BANK OF NEW YORK, AS COLLATERAL AGENT


                      By:/s/Bryon Merino
                      Name:Bryon Merino
                      Title:Assistant Treasurer